                                                                   EXHIBIT 10.33

                         BUCKEYE CELLULOSE CORPORATION

                                CREDIT AGREEMENT

                                AMENDMENT NO. 2
                                ---------------

     This Agreement, dated as of June 6, 1996 (the "Agreement"), is among Buckeye Cellulose Corporation, a Delaware corporation (the "Company"), the Subsidiaries of the Company from time to time party to the Credit Agreement (as defined below), the Lenders under the Credit Agreement, Fleet National Bank, both in its capacity as a Lender and in its capacity as agent for itself and the other Lenders, and SunTrust Bank, Central Florida N.A., both in its capacity as a Lender and its capacity as co-agent for itself and the other Lenders. The parties agree as follows:

     1. Credit Agreement; Definitions. This Agreement amends the Credit Agreement dated as of November 28, 1995 among the parties hereto (as in effect prior to giving effect to this Agreement, the "Credit Agreement"). Capitalized terms defined in the Credit Agreement as amended hereby (the "Amended Credit Agreement") and not otherwise defined herein are used with the meaning defined therein.

     2. Amendment of Credit Agreement. Effective upon the date all the conditions set forth in Section 4 hereof are satisfied (the "Amendment Date"), which conditions must be satisfied no later than August 31, 1996, the Credit Agreement is amended as follows:

          2.1. Amendment of Section 2.1.2. Section 2.1.2 of the Credit Agreement is amended by replacing the existing figures in the table with the following figures:

                     Period                                     Amount
                     ------                                     ------
     Prior to January 1, 1998                                $155,000,000
     From January 1, 1998 through March 31, 1998             $150,000,000
     From April 1, 1998 through June 30, 1998                $145,000,000
     From July 1, 1998 through September 30, 1998            $140,000,000
     From October 1, 1998 through December 31, 1998          $135,000,000
     From January 1, 1999 through March 31, 1999             $130,000,000
     From April 1, 1999 through June 30, 1999                $125,000,000
     From July 1, 1999 through September 30, 1999            $120,000,000
     From October 1, 1999 through December 31, 1999          $115,000,000
     From January 1, 2000 through March 31, 2000             $108,750,000
     From April 1, 2000 through June 30, 2000                $102,500,000
     From July 1, 2000 through September 30, 2000            $ 96,250,000
     From October 1, 2000 through the Final Maturity Date    $ 90,000,000

          2.2. Amendment of Exhibit 11.1. Exhibit 11.1 to the Credit Agreement is amended to read in its entirety as set forth in Exhibit 11.1 hereto.

     3. Representations and Warranties. Each of the Company and such of its Subsidiaries as are party hereto from time to time jointly and severally represents and warrants as follows:

          3.1. Legal Existence, Organization. The Company and each Subsidiary is a duly organized and validly existing corporation, in good standing under the laws of the jurisdiction of its organization, with all power and authority, corporate, partnership or otherwise, necessary (a) to enter into and perform this Agreement and the Amended Credit Agreement and (b) to own its properties and carry on the business now conducted or proposed to be conducted by it. Each of the Company and each Subsidiary has taken all corporate, partnership or other action required to make the provisions of this Agreement and the Amended Credit Agreement the valid and enforceable obligations they purport to be.

          3.2. Enforceability. Each of the Company and each Subsidiary has duly executed and delivered this Agreement. Each of this Agreement and the Amended Credit Agreement is the legal, valid and binding obligation of each of the Company and each Subsidiary and is enforceable against it in accordance with its terms.

          3.3. No Legal Obstacle to Agreements. Neither the execution, delivery or performance of this Agreement, nor the performance of the Amended Credit Agreement, nor the consummation of any other transaction referred to or contemplated by this Agreement, nor the fulfillment of the terms hereof or thereof, has constituted or resulted in or will constitute or result in:

          (a) any breach or termination of the provisions of any agreement, instrument, deed or lease to which the Company, any of its Subsidiaries or any other Obligor is a party or by which it is bound, or of the Charter or By-laws of the Company, any of its Subsidiaries or any other Obligor;

          (b) the violation in any material respect of the Company, any of its Subsidiaries or any other Obligor of any law, judgment, decree or governmental order, rule or regulation applicable to the Company, any of its Subsidiaries or any other Obligor;

          (c) the creation under any agreement, instrument, deed or lease of any Lien (other than Liens which secure the Credit Obligations) upon any of the assets of the Company, any of its Subsidiaries or any other Obligor; or

               (d) any redemption, retirement or other repurchase obligation of the Company, any of its Subsidiaries or any other Obligor under any Charter, By-law, agreement, instrument, deed or lease.

          No approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by the Company, any of its Subsidiaries or any other Obligor in connection with the execution, delivery and performance of this Agreement or the performance of the Amended Credit Agreement, or the consummation of the transactions contemplated hereby or thereby.

               3.4. Defaults. Immediately before and after giving effect to the amendments set forth in Section 2, no Default or Event of Default will exist.

               3.5. Incorporation of Representations and Warranties. The representations and warranties set forth in Section 7 of the Amended Credit Agreement are true and correct on the date hereof as if originally made on and as of the date hereof.

          4. Conditions. The effectiveness of this Agreement shall be subject to the satisfaction of the following conditions, which conditions must be satisfied prior to August 31, 1996 or this Agreement shall terminate:

               4.1. Notes. The Company shall have duly authorized, executed and delivered to the Agent new Revolving Notes for each Lender against delivery by existing Lenders of their previously outstanding Revolving Notes for cancellation.

               4.2. Legal Opinion. On the Amendment Date, the Lenders shall have received from Baker, Donelson, Bearman & Caldwell, special counsel for the Company, their opinion with respect to the transactions contemplated by this Agreement, which opinion shall be in form and substance satisfactory to the Lenders.

               4.3. Acquisition. Contemporaneously with the effectiveness of this Agreement on the Amendment Date, the Company and its Subsidiaries shall have acquired Alpha Cellulose Corporation in accordance with
          Section 6.9.10 of the Credit Agreement.

               4.4. Officer's Certificate. The representations and warranties of the Company and its Subsidiaries set forth or incorporated by reference herein shall be true and correct as of the Amendment Date as if originally made on and as of the Amendment Date; no Default shall have occurred on or prior to the Amendment Date; and the Agent shall have received a certificate to these effects signed by a Financial Officer.

          4.5. Proper Proceedings. This Agreement, each other Credit Document and the transactions contemplated hereby and thereby shall have been authorized by all necessary proceedings on the part of the Company, each other Obligor and any of their respective Affiliates party thereto. All necessary consents, approvals and authorizations of any governmental or administrative agency or any other Person with respect to any of the transactions contemplated hereby or by any other Credit Document shall have been obtained and shall be in full force and effect. The Agent shall have received copies of all documents, including certificates, records of corporate and partnership proceedings and opinions of counsel, which the Agent may have reasonably requested in connection therewith, such documents where appropriate to be certified by proper corporate or governmental authorities.

     5. Further Assurances. The Company and its Subsidiaries will, promptly upon the request of the Agent from time to time, execute, acknowledge, deliver, file and record all such instruments and notices, and take all such other action, as the Agent deems necessary or advisable to carry out the intent and purposes of this Agreement .

     6. General. The Amended Credit Agreement and all of the Credit Documents are each confirmed as being in full force and effect. This Agreement, the Amended Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. Each of this Agreement and the Amended Credit Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Revolving Note. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of The Commonwealth of Massachusetts.

     Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.



                                   BUCKEYE CELLULOSE CORPORATION


                                   By ____________________________________
                                       Title:


                                   BUCKEYE FLORIDA CORPORATION
                                   BUCKEYE FOLEY CORPORATION



                                   By ____________________________________
                                       Title:


                                   BUCKEYE FLORIDA, LIMITED PARTNERSHIP
                                   By BUCKEYE FLORIDA CORPORATION,
                                    general partner


                                   By ____________________________________
                                       Title:


                                   FLEET NATIONAL BANK


                                   By ____________________________________
                                       Vice President


                                   SUNTRUST BANK, CENTRAL FLORIDA N.A.


                                   By ____________________________________
                                       Vice President

                                   DRESDNER BANK AG
                                   CHICAGO AND GRAND CAYMAN BRANCHES


                                   By ____________________________________
                                       Title:


                                   By ____________________________________
                                       Title:


                                   WACHOVIA BANK OF GEORGIA, N.A.

                                   By ____________________________________
                                       Title:


                                   FIRST UNION NATIONAL BANK OF NORTH CAROLINA


                                   By ____________________________________
                                       Title:


                                   FIRST TENNESSEE BANK NATIONAL ASSOCIATION


                                   By ____________________________________
                                       Title:


                                   FIRST AMERICAN NATIONAL BANK


                                   By ____________________________________
                                       Title:

                      REVOLVING LOAN PERCENTAGE INTERESTS



          The Percentage Interest of each Lender in the Loan and Letters of Credit, and the related Commitments, shall be computed based on the maximum principal amount for each Lender in the Maximum Amount of Credit set forth below.

                    Lender                             Maximum Principal Amount
                    ------                             ------------------------
          Fleet National Bank                               $ 40,000,000
          SunTrust Bank, Central Florida N.A.               $ 35,500,000
          Wachovia Bank of Georgia, N.A.                    $ 22,500,000
          Dresdner Bank AG
           Chicago and Grand Cayman Branches                $ 17,500,000
          First Union National Bank of North Carolina       $ 17,000,000
          First American National Bank                      $ 12,500,000
          First Tennessee Bank National Association         $ 10,000,000
                                                            ------------
               TOTAL                                        $155,000,000